EXHIBIT 99.1

Release:          Jan. 6, 2020

Canadian Pacific sets record quarter for Canadian grain movements

Calgary – Canadian Pacific (TSX: CP) (NYSE: CP) moved more Canadian grain and grain products in 2019’s final quarter than any prior quarter in the company’s history. Shipping totals came in at 7.9 million metric tonnes (MMT) of Canadian grain and grain products, breaking the company’s prior quarterly record from the 2018 fourth quarter by 400,000 metric tonnes:

•	October: 2.66 MMT (second-best month on record)
•	November: 2.74 MMT (an all-time monthly record)
•	December: 2.50 MMT (the best-ever December)

As of Dec. 31, 2019, CP’s movement of grain for the 2019-2020 crop year was 12.17 MMT, up 2.1 percent over last year. The 2019 calendar year, which includes portions of two separate crop years, was a record at 27 MMT.

“2019 has been a banner year for CP and the Canadian grain supply chain despite the challenging economic and environmental conditions,” said Joan Hardy, CP’s Vice-President Sales and Marketing, Grain and Fertilizers. “These month-after-month records are a testament to the hard work from everyone involved: from field to rail to port, all stakeholders have collaborated closely to ensure we are delivering for farmers and the Canadian economy.”

CP now has more than 2,170 new high-capacity hopper cars in its fleet and plans to have 3,300 cars by the end of 2020. These cars are part of CP's plan to spend approximately $500 million on acquiring 5,900 new hopper cars over four years, as announced in June 2018. The high-efficiency hopper cars are contributing to the capacity that CP is offering for the movement of grain. Shippers are loading more than one tonne of extra grain per car compared to the same period last year.

CP’s 8,500-foot High Efficiency Product (HEP) train model is a significant factor in CP’s record-breaking quarter. As of today, 15 percent of the high-throughput elevators that CP services are handling these longer, high-efficiency trains, which can carry up to 44 percent more grain per train. By the end of 2020, it is expected that more than a quarter of CP-served train-loading facilities will be HEP-qualified.

“The CP team has worked hard to support our customers’ supply chains through this challenging fall,” said Hardy. “Late harvest, rainy periods in Vancouver and other disruptions threatened to slow the movement, but tight planning with customers enabled us to keep the grain moving. We recognize that there is crop left to harvest in spring due to the wet conditions this past fall, and the entire supply chain will need to work together to maximize its efficiency and move the balance of the crop. With the investments made in facilities and in the supply chain by CP and shippers, I’m confident that the Canadian grain industry will continue to deliver strongly and efficiently.”

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "financial expectations", "key assumptions", "anticipate",

"believe", "expect", "plan", "will", "outlook", "should" or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the success of our business, our operations, priorities and plans, our anticipated financial and operational performance and efficiency of the HEP train model and associated facilities, including growth in our high-capacity hopper car fleet in 2020 and beyond, capital expenditures, shipment capacity, labour and employment plans, HEP qualification of CP-served train-loading facilities, performance by and investments in the Canadian grain supply chain by CP and third-party shippers, and the ability to meet the demands of shipping customers in Canada’s agricultural sector and cooperation with other stakeholders in the grain supply chain.
The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: foreign exchange rates, effective tax rates, land sales and pension income; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; and the satisfaction by third parties of their obligations to CP. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct.
Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; and various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10-Q.
The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.
About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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